SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2002



                        INSpire Insurance Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

        TEXAS                           000-23005                75-2595937
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

300 Burnett Street
Ft. Worth, Texas                                                 76102-2799
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code 817-348-3900.


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ITEM 5.  Other Events and Regulation FD Disclosure.

         On February 15, 2002, INSpire Insurance Solutions, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas in Ft. Worth (case no. 402-41228-DML). On April 23, 2002, the Company sent correspondence regarding its reorganization process via electronic mail to certain customers and other interested parties. The Company's correspondence is attached hereto as Exhibit 99.1.

         This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended (the
"Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this Form 8-K, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These forward-looking statements are based on information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to: difficulties associated with growth, the Company's dependence on major customers and limited operating history, technological change, competitive factors and pricing pressures, product development risks, changes in legal and regulatory requirements, general economic conditions and other factors. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by this paragraph. In the context of forward-looking information provided in this Form 8-K, reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission during the past 12 months.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         99.1     Reorganization Correspondence, dated April 23, 2002.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  April 23, 2002.


                        INSpire Insurance Solutions, Inc.


                        By:  /s/ Richard Marxen
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                        Name:   Richard Marxen
                        Title:  President and Chief Executive Officer










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